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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: JANUARY 14, 1999
              (DATE OF EARLIEST EVENT REPORTED: DECEMBER 31, 1998)

                         TENNESSEE GAS PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)

         DELAWARE                    1-4101                   74-1056569
     (State or other         (Commission File No.)         (I.R.S. Employer
       jurisdiction                                      Identification No.)
    of incorporation)

                             ---------------------

                            EL PASO ENERGY BUILDING
                             1001 LOUISIANA STREET
                              HOUSTON, TEXAS 77002
              (Address of principal executive offices) (Zip Code)

                                 (713) 420-2131
              (Registrant's telephone number, including area code)

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

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On December 31, 1998, El Paso Energy Corporation ("EPEC"), the indirect corporate parent of Tennessee Gas Pipeline Company (the "Company"), initiated and completed a tax-free internal reorganization of its assets and operations and those of its subsidiaries (the "Reorganization"), in accordance with a ruling received from the Internal Revenue Service. In the Reorganization, the Company transferred a substantial number of its subsidiaries (and their assets, liabilities, and operations) to EPEC or other entities owned by EPEC. After giving effect to the Reorganization, the Company's primary asset is an interstate pipeline system known as the TGP system, which consists of approximately 14,800 miles of pipeline beginning in the gas producing regions of Louisiana and Texas (including the Gulf of Mexico) and serving the northeast section of the United States, including the New York City and Boston metropolitan areas. In the Reorganization, the Company transferred the following assets, liabilities, and operations to EPEC or other subsidiaries of EPEC, and eliminated them from its consolidated financial statements: (i) East Tennessee Natural Gas Company, the owner and operator of the East Tennessee interstate gas pipeline system; (ii) Midwestern Gas Transmission Company, the owner and operator of the Midwestern interstate gas pipeline system; (iii) all international subsidiaries; (iv) all field services operations; (v) all trading and marketing operations; and (vi) all corporate and certain discontinued operations.

     The Company accomplished the Reorganization primarily through a series of intercompany transactions, including a dividend of its interests in those subsidiaries transferred in the Reorganization to EPEC or other entities owned by EPEC. The Company will report the effect of the transfers as if it were discontinued operations as of December 31, 1998, and accordingly will reflect the Reorganization in all reporting periods required in its Annual Report on Form 10-K for the year ended December 31, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Pro forma financial information:

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

                         TENNESSEE GAS PIPELINE COMPANY

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company (the "Pro Forma Financial Statements") illustrate the effect of the Reorganization, particularly the transfer by the Company to EPEC or other entities owned by EPEC of the following: (i) East Tennessee Natural Gas Company; (ii) Midwestern Gas Transmission Company; (iii) all international subsidiaries; (iv) all field services operations; (v) all trading and marketing operations; and (vi) all corporate and certain discontinued operations. The transfer for the majority of subsidiaries was accomplished through dividends by the Company to EPEC or other entities owned by EPEC with the remaining subsidiaries transferred by sale to EPEC or other entities owned by EPEC (the "Subsidiary Transfer Adjustments"). In addition to the Reorganization, the Company transferred its post-retirement benefit liability for discontinued operations to El Paso Tennessee Pipeline Co., its parent. The Pro Forma Financial Statements have been prepared to give effect to the Reorganization as of and for the nine months ended September 30, 1998, and for each of the three years ended December 31, 1997, 1996, and 1995. The Pro Forma Financial Statements are not necessarily indicative of the actual operating results or financial position had the Reorganization occurred as of such dates, nor do they purport to indicate operating results or financial position which may be attained in the future. Historical financial statements for previous periods include certain reclassifications which were made to conform to the current presentation. Such reclassifications have no effect on reported net income or total stockholder's equity.

     The Consolidated Company Historical column presented in the Pro Forma Financial Statements represents the Company's unaudited financial position and results of operations derived from the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1998 and the audited results of operations derived from the Company's Annual Report on Form 10-K for the year ended December 31, 1997. The Subsidiary Transfer Adjustments column includes the effect of deconsolidating the subsidiaries to be transferred and the transactions to reflect the transfers in the form of a dividend or sale to EPEC or other entities owned by EPEC. The Other Adjustments column reflects the restoration of intercompany accounts previously eliminated in consolidation, as well as the transfer by the Company of its post-retirement benefit liability for discontinued operations to its parent.

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

                         TENNESSEE GAS PIPELINE COMPANY

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998
                                 (IN MILLIONS)

                                                 CONSOLIDATED   SUBSIDIARY                  CONSOLIDATED
                                                   COMPANY       TRANSFER        OTHER        COMPANY
                                                  HISTORICAL    ADJUSTMENTS   ADJUSTMENTS    PRO FORMA
                                                 ------------   -----------   -----------   ------------
ASSETS
Current assets
  Cash and temporary investments...............     $   10        $    (3)(a)   $              $    7
  Accounts and notes receivable, net
     Customers.................................        591           (409)(a)                     182
     Affiliated companies......................        329         (1,152)(a)
                                                                     (143)(b)    1,787(c)         821
  Inventories..................................         20             (6)(a)                      14
  Deferred income tax benefit..................         62            (54)(a)                       8
  Other........................................        301           (246)(a)                      55
                                                    ------        -------       ------         ------
          Total current assets.................      1,313         (2,013)       1,787          1,087
Property, plant, and equipment, net............      4,779           (308)(a)                   4,471
Investment in consolidated affiliates..........         --            602(a)
                                                                     (602)(b)                      --
Other..........................................        412           (214)(a)       22(c)         220
                                                    ------        -------       ------         ------
          Total assets.........................     $6,504        $(2,535)      $1,809         $5,778
                                                    ======        =======       ======         ======
LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
  Accounts payable
     Trade and other...........................     $  623        $  (498)(a)   $              $  125
     Affiliated companies......................         92           (791)(a)    1,776(c)       1,077
     Affiliated notes payable..................        125                          12(c)         137
  Other........................................        513           (214)(a)      (28)(d)        271
                                                    ------        -------       ------         ------
          Total current liabilities............      1,353         (1,503)       1,760          1,610
                                                    ------        -------       ------         ------
Long-term debt, less current maturities........      1,276            (14)(a)                   1,262
                                                    ------        -------       ------         ------
Deferred income taxes..........................      1,145            (36)(a)       82(d)       1,191
                                                    ------        -------       ------         ------
Other..........................................        724           (227)(a)       21(c)
                                                                                  (223)(d)        295
                                                    ------        -------       ------         ------
Minority interest..............................         25            (25)(a)                      --
                                                    ------        -------       ------         ------
Stockholder's equity
  Common stock.................................         --             --                          --
  Additional paid-in capital...................      1,873           (622)(b)      169(d)       1,420
  Retained earnings............................        123           (123)(b)                      --
  Accumulated other comprehensive income.......        (15)            15(a)                       --
                                                    ------        -------       ------         ------
          Total stockholder's equity...........      1,981           (730)         169          1,420
                                                    ------        -------       ------         ------
          Total liabilities and stockholder's
            equity.............................     $6,504        $(2,535)      $1,809         $5,778
                                                    ======        =======       ======         ======

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Balance
                                     Sheet

                         TENNESSEE GAS PIPELINE COMPANY

       NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

SUBSIDIARY TRANSFER ADJUSTMENTS

(a) Deconsolidation of the assets and liabilities of the subsidiaries to be transferred in the Reorganization and the corresponding establishment of an investment in consolidated affiliates

(b) Transfer by the Company of its investment in consolidated affiliates, primarily through a dividend to EPEC or other entities owned by EPEC with the remaining subsidiaries transferred by sale to EPEC or other entities owned by EPEC

OTHER ADJUSTMENTS

(c) Reinstatement of affiliated company transactions that were previously eliminated in consolidation

(d) Transfer of post-retirement benefit liability for discontinued operations and associated deferred tax amounts to El Paso Tennessee Pipeline Co., the Company's parent

                         TENNESSEE GAS PIPELINE COMPANY

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                 (IN MILLIONS)

                                             CONSOLIDATED     SUBSIDIARY                   CONSOLIDATED
                                               COMPANY         TRANSFER         OTHER        COMPANY
                                              HISTORICAL    ADJUSTMENTS(a)   ADJUSTMENTS    PRO FORMA
                                             ------------   --------------   -----------   ------------
Operating revenues.........................     $4,040         $(3,543)         $ 25(b)        $522
                                                ------         -------          ----           ----
Operating expenses
  Cost of gas and other products...........      3,392          (3,417)           25(b)          --
  Operation and maintenance................        299             (97)          (15)(c)        187
  Depreciation, depletion, and
     amortization..........................        117             (15)                         102
  Taxes, other than income taxes...........         38              (7)                          31
                                                ------         -------          ----           ----
                                                 3,846          (3,536)           10            320
                                                ------         -------          ----           ----
Operating income...........................        194              (7)           15            202
                                                ------         -------          ----           ----
Other (income) and expense
  Interest and debt expense -- third
     party.................................         81              (5)                          76
  Interest and debt expense -- affiliated
     companies.............................         13              (8)           48(b)          53
  Other -- third party, net................        (74)             52                          (22)
  Other -- affiliated companies, net.......         (6)             49           (48)(b)         (5)
                                                ------         -------          ----           ----
                                                    14              88                          102
                                                ------         -------          ----           ----
Income before income taxes.................        180             (95)           15            100
Income tax expense.........................         57             (30)            5(c)          32
                                                ------         -------          ----           ----
Net income.................................     $  123         $   (65)         $ 10           $ 68
                                                ======         =======          ====           ====

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Income
                                   Statements

                         TENNESSEE GAS PIPELINE COMPANY

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                                 (IN MILLIONS)

                                                CONSOLIDATED     SUBSIDIARY                   CONSOLIDATED
                                                  COMPANY         TRANSFER         OTHER        COMPANY
                                                 HISTORICAL    ADJUSTMENTS(a)   ADJUSTMENTS    PRO FORMA
                                                ------------   --------------   -----------   ------------
Operating revenues............................     $3,602         $(2,905)        $   31(b)      $  728
                                                   ------         -------         ------         ------
Operating expense
  Cost of gas and other products..............      2,763          (2,794)            31(b)          --
  Operation and maintenance...................        379             (72)           (22)(c)        285
  Depreciation, depletion and amortization....        143             (15)                          128
  Taxes, other than income taxes..............         54              (8)                           46
                                                   ------         -------         ------         ------
                                                    3,339          (2,889)             9            459
                                                   ------         -------         ------         ------
Operating income..............................        263             (16)            22            269
                                                   ------         -------         ------         ------
Other (income) and expense
  Interest and other debt expense -- third
     party....................................         85              (9)                           76
  Interest and other debt
     expense -- affiliated companies..........          6              --             72(b)          78
  Other -- third party, net...................        (37)             22                           (15)
  Other -- affiliated companies, net..........        (45)             74            (72)(b)        (43)
                                                   ------         -------         ------         ------
                                                        9              87                            96
                                                   ------         -------         ------         ------
Income before income taxes....................        254            (103)            22            173
Income tax expense............................         88             (33)             8(c)          63
                                                   ------         -------         ------         ------
Net income....................................     $  166         $   (70)        $   14         $  110
                                                   ======         =======         ======         ======

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Income
                                   Statements

                         TENNESSEE GAS PIPELINE COMPANY

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (IN MILLIONS)

                                                CONSOLIDATED     SUBSIDIARY                   CONSOLIDATED
                                                  COMPANY         TRANSFER         OTHER        COMPANY
                                                 HISTORICAL    ADJUSTMENTS(a)   ADJUSTMENTS    PRO FORMA
                                                ------------   --------------   -----------   ------------
Operating revenues............................     $2,708         $(2,053)         $148(b)        $803
                                                   ------         -------          ----           ----
Operating expense
  Cost of gas and other products..............      1,745          (1,893)          148(b)          --
  Operation and maintenance...................        494             (96)          (11)(c)        387
  Finance charges.............................         62             (62)                          --
  Depreciation, depletion and amortization....        164             (31)                         133
  Taxes, other than income taxes..............         60              (8)                          52
                                                   ------         -------          ----           ----
                                                    2,525          (2,090)          137            572
                                                   ------         -------          ----           ----
Operating income..............................        183              37            11            231
                                                   ------         -------          ----           ----
Other (income) and expense
  Interest and other debt expense -- third
     party....................................         41              --                           41
  Interest and other debt
     expense -- affiliated companies..........         --              --             7(b)           7
  Gain on sale of assets, net.................         (3)             --                           (3)
  Other -- third party, net...................        (78)             12                          (66)
  Other -- affiliated companies, net..........         --               7            (7)(b)         --
                                                   ------         -------          ----           ----
                                                      (40)             19                          (21)
                                                   ------         -------          ----           ----
Income before income taxes....................        223              18            11            252
Income tax expense............................         68              23             4(c)          95
                                                   ------         -------          ----           ----
Income before extraordinary loss..............     $  155         $    (5)         $  7           $157
                                                   ======         =======          ====           ====

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Income
                                   Statements

                         TENNESSEE GAS PIPELINE COMPANY

          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                 (IN MILLIONS)

                                                CONSOLIDATED     SUBSIDIARY                   CONSOLIDATED
                                                  COMPANY         TRANSFER         OTHER        COMPANY
                                                 HISTORICAL    ADJUSTMENTS(a)   ADJUSTMENTS    PRO FORMA
                                                ------------   --------------   -----------   ------------
Operating revenue.............................     $1,986         $(1,422)         $139(b)        $703
                                                   ------         -------          ----           ----
Operating expense
  Cost of gas and other products..............      1,068          (1,207)          139(b)          --
  Operation and maintenance...................        481            (123)          (11)(c)        347
  Finance charges.............................         79             (79)                          --
  Depreciation, depletion and amortization....        170             (43)                         127
  Taxes, other than income taxes..............         63             (10)                          53
                                                   ------         -------          ----           ----
                                                    1,861          (1,462)          128            527
                                                   ------         -------          ----           ----
Operating income..............................        125              40            11            176
                                                   ------         -------          ----           ----
Other (income) and expense
  Interest and other debt expense -- third
     party....................................         65                                           65
  Interest and other debt
     expense -- affiliated parties............         --                             7(b)           7
  Gain on sale of assets, net.................        (11)            (12)                         (23)
  Other, net -- third party...................       (105)             44                          (61)
  Other, net -- affiliated parties............         --               7            (7)(b)         --
                                                   ------         -------          ----           ----
                                                      (51)             39                          (12)
                                                   ------         -------          ----           ----
Income before income taxes....................        176               1            11            188
Income tax expense............................         12              68             4(c)          84
                                                   ------         -------          ----           ----
Net income....................................     $  164         $   (67)         $  7           $104
                                                   ======         =======          ====           ====

  See accompanying Notes to Unaudited Pro Forma Condensed Consolidated Income
                                   Statements

                         TENNESSEE GAS PIPELINE COMPANY

     NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS

SUBSIDIARY TRANSFER ADJUSTMENTS

(a) Income and expenses associated with subsidiaries transferred to EPEC or other entities owned by EPEC as part of the Reorganization

OTHER ADJUSTMENTS

(b) Reinstatement of affiliated company transactions that were previously eliminated in consolidation

(c) Reduction of post-retirement benefit expenses of discontinued operations associated with the post-retirement benefit liability that was transferred to El Paso Tennessee Pipeline Co.

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

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TENNESSEE GAS PIPELINE COMPANY

                                            By:    /s/ JEFFREY I. BEASON
                                              ----------------------------------
                                                      Jeffrey I. Beason
                                                Vice President and Controller
                                                  (Chief Accounting Officer)

Date: January 14, 1999

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